SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 21, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of September 1, 2000, providing for, inter alia, the issuance of Mortgage Asset- Backed Pass-Through Certificates, Series 2000-RS3)


                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                   333-42510             41-1955181
            --------                   ---------             ----------
  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)



                           8400 Normandale Lake Blvd.
                                    Suite 600
                          Minneapolis, Minnesota                55437
                          ---------------------- -----
                              (Address of Principal           (Zip Code)
                                Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000




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Item 5. Other Events.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2000 and for the periods ended June 30, 2000 and June 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2000 (which was filed with the Securities and Exchange Commission on August 11, 2000), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                             Item 601(a) of
                             Regulation S-K
Exhibit No.                  Exhibit No.      Description

1                            23               Consent of KPMG LLP, independent
                                              auditors of Ambac Assurance
                                              Corporation and subsidiaries with
                                              respect to the Residential Asset
                                              Mortgage Products, Inc. Mortgage
                                              Asset-Backed Pass-Through
                                              Certificates, Series 2000-RS3



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.

                                            By:    /s/ Julie Steinhagen
                                            Name:   Julie Steinhagen
                                            Title:  Vice President


Dated: September 21, 2000



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                                  EXHIBIT INDEX


               Item 601(a) of      Sequentially
Exhibit        Regulation S-K      Numbered
Number         Exhibit No.         Description                 Page

1                23              Accountant's Consent           Manually


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                                    EXHIBIT 1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:

        We consent to the incorporation by reference in the registration statement (No. 333-42510) of Residential Asset Mortgage Products, Inc. (the
"Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via the Form 8-K of the Registrant dated September 21, 2000, of our report dated January 21, 2000 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 1999, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 2000 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                  /s/ KPMG LLP


New York, New York
September 21, 2000


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